UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2010

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(f)           The Compensation Committee of the Board of Directors of the Registrant took the following actions relating to executive compensation:

Fiscal 2010 Executive Compensation Matters

As previously reported, the Compensation Committee adopted an incentive plan creating a discretionary bonus pool in which all non-unionized employees, including executive officers, are eligible to participate.  Allocations from the pool will be discretionary and based upon management’s evaluation of the results achieved by the business as a whole, especially the further reduction in costs and expenses, and by the individual participants.

On August 18, 2010 the Compensation Committee determined that the results achieved by the Registrant’s business as a whole, including its business locations and segments and their reduction in costs and expenses in excess of the amount targeted in the plan, met targeted goals and awarded bonus payments to all eligible employees.  The Registrant’s executive officers received the bonus payments described below from this pool.

Fiscal 2011 Executive Compensation Matters

A.
The Compensation Committee, on August 18, 2010, considered, but made no changes to the annual base salaries of the Company’s executive officers.  The annual base salary approved by the Compensation Committee for the Company’s named executive officers in August 2009 is set forth in the table below.  The Compensation Committee, on August 19, 2010, also granted the stock options, effective August 19, 2010, to the executives listed in the table below.

Executive Compensation Table

Name	Fiscal 2010 Cash Bonus	Fiscal 2010 Base Salary (was effective 8/31/09)*		Stock Options (Grant Date 8/19/10)
Robert J. Ready President and Chief Executive Officer	$20,000	$645,750	*	23,000

James P. Sferra Secretary, and Executive Vice President, Manufacturing	$25,000	$512,500	*	22,000

Ronald S. Stowell Vice President, Chief Financial Officer & Treasurer	$15,000	$283,100	*	22,000

Scott D. Ready President, LSI Lighting Solutions Plus	$13,000	$266,500	*	22,000

David W. McCauley President, LSI Graphics Solutions Plus, and President, Grady McCauley Inc.	$12,000	$248,050	*	15,000
*
    No change from fiscal 2010 base salary.

B.	The Compensation Committee, on August 19, 2010, approved stock option grants to the Company’s non-employee directors effective August 19, 2010, as set forth in the table below.

Director Stock Option Grant

Name	Stock Options (Grant Date 8/19/10
Gary P. Kreider	2,500
Dennis B. Meyer	2,500
Wilfred T. O’Gara	2,500
Mark A. Serrianne	2,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

Date: August 24, 2010	By:	/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Accounting Officer)